SunTrust Banks, Inc.
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
2007 Citigroup Financial Services Conference
January 30, 2007
Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2005
Annual Report on Form 10-K, Quarterly Reports for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 on Form
10-Q and Current Reports on Form 8-K.
The information in this presentation may contain forward-looking statements. Statements which do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words
"believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," “initiatives”, "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," “will,” “should,” “would,” and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements involve significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on
Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and
Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as  a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

2 SunTrust Value Proposition

• Four Groups
– Central
– Florida
– Mid-Atlantic
– Carolinas
• 20 Regions with a Local Executive
and Dedicated Management Team
• 50+ Local Banking Markets
Lines of Business:
Geographies:
SunTrust Value Proposition
Mid-Atlantic
Carolinas
Central
Florida
Mid-Atlantic
Carolinas
Central
Florida
• Five Business Lines
– Retail
– Commercial
– Mortgage
– Corporate and Investment Banking
– Wealth and Investment Management
(1) Source: SNL Financial.  Growth projections are based on the weighted average of MSAs and counties not in any MSA in which the bank is located.
Based on current footprint.
12.9%
6.7%
SunTrust National Average
2006-2011
Projected
Weighted
Average
Population
Growth
(1)
Unique operating model coupled with an ideal high growth footprint provides a powerful platform for growth

SunTrust Value Proposition
•
Experienced and proven management team
•
Disciplined approach to credit risk management
•
Opportunities to drive future earnings growth
through optimizing business mix and greater
efficiency and productivity
•
History of growing dividends and returning
earnings to shareholders

5 Strategic Priorities

Strategic Priorities
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process

Strategic Priorities
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process

Strategic Priority: Delivering Growth
Growth Businesses: High Growth Potential, Profit Margins and Risk-Adjusted
Returns on Capital
•
Retail
– De Novo Branches
– Business Banking
– Consumer Lending
•
Mortgage
– Origination and Servicing
•
CIB
– Debt Capital Markets
•
Wealth and Investment Management
– High Growth Segments

Investing in new branches contributes to household and balance sheet growth
Strategic Priority: Delivering Growth
• Opened 66 new branches in 2006
• Continue to invest in high
opportunity markets
• Successfully entered Charleston as
a de novo market with the following
2006 results:
– $115MM Total Deposits
– $39MM Total Loans
• In addition to opening new
branches, network performance is
boosted with optimization and
efficiency strategies including
relocations, identification and
closing of low performers,
consolidations, renovations and
redevelopments

Business Banking is key to future growth with higher spreads and greater profitability
Business Banking is a significant contributor:
• Business Banking represents more than 20%
of total Retail revenue
• Business clients return more than three times
the annual household profit of a consumer
client
Business Banking still has many
opportunities for growth:
• More than 2 million business relationship
opportunities exist in our high growth footprint
• Business Banking has the highest average
loan spread across all lines of business and
the second highest average deposit spread.
Strategic Priority: Delivering Growth
Business Banking
Consumer Banking
2006 Contribution to Retail
Revenue
> 20%

• An enhanced business checking
line-up has resulted in:
– Net new DDA/NOW account
growth of 9% in 2005-2006
• The Online Cash Manager allows
clients to bank from any location
using the internet
• The offering of the Fast Access
Small Business Line of Credit
product helped drive a 45%
increase in business banking line of
credit production
• Promotion of Commercial
Mortgages increased awareness
and helped drive growth of 7%
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006
Enhancing products to meet the needs and preferences of business clients
Business Banking Line of
Credit Production
(in millions)
$620
$640
$660
$680
$700
$720
2005 2006
Business Banking Commercial
Mortgage Production
(in millions)
Strategic Priority: Delivering Growth

• Strong portfolio growth of 13% was driven by
23% growth in Equity Loans and 10% growth
in Equity Lines
• Consumer Lending products cater to clients
with multiple financing needs
– Enhanced Access 3
– Home Smart Equity Refinance
Strategic Priority: Delivering Growth
Enhancing our lending suite with new products to increase consumer lending sales
• Future enhancements include longer terms on the fixed-rate portion of Access 3 (HELOC)
and transaction level pricing
• We are expanding our automated decisioning system to increase our decisioning speed and reduce processing costs
• We are pursuing opportunities to leverage the wholesale channel in select markets outside the SunTrust footprint to capture incremental growth
Retail Home Equity Average Balance
(in millions)
Equity Line
EquityLoan
Equity Line
Equity Loan
$0
$3,000
$6,000
$9,000
$12,000
$15,000
$18,000
2005 2006

Industry Volume ($ Billions)
SunTrust Mortgage Volume ($ Billions)

Strategic Priority: Delivering Growth
SunTrust Mortgage achieved a 16% increase in origination volume in 2006 despite a 17% industry downturn
(1) Industry volume projections from Mortgage Banker’s Association Mortgage Finance Forecast, January 2007.
2,000
2,200
2,400
2,600
2,800
3,000
3,200
3,400
3,600
3,800
4,000
20
25
30
35
40
45
50
55
60
65
70
2003 2004 2005 2006
Industry Volume
SunTrust Mortgage Volume
(1)

.95%
1.16%
1.23%
2.00%
2.30%
SunTrust Mortgage Purchase Volume
SunTrust Mortgage Sales FTEs
SunTrust Mortgage Purchase Market Share (2)
Sales Force Growth Drives Purchase Volume and Market Share Growth
Strategic Priority: Delivering Growth
• Retained 98% of Top Producers
•
18 SunTrust Loan Officers recently listed in Mortgage Originator’s
“Top 200
Originators 2005
(1)
”
Sales force excludes sales assistants.
(1)
Mortgage Originator, April, 2006. “Top 200 2005 – Dollar Volume”
(2)
Market Share Source: Inside Mortgage Finance; 2006 market share is September 2006 YTD.
0
500
1,000
1,500
2,000
2,500
3,000
2002 2003 2004 2005 2006E
0
5
10
15
20
25
30
35
40

National Ranking: YTD 3 Quarter 2006
Strategic Priority: Delivering Growth
Market Share Growth
Rank Name 2006 Vol Mkt Share
1
2
3
4
5
6
7
7
9
10
11
12
13
14
15
16
17
18
19
20
Countrywide Financial
Wells Fargo Home Mortgage
Washington Mutual
CitiMortgage Inc.
Chase Home Finance
Bank of America
GMAC-RFC
IndyMac
GMAC Mortgage Corp.
New Century Financial Corp.
Wachovia Corp.
American Home Mortgage Corp.
HSBC Mortgage Services
SunTrust Mortgage Inc.
Golden West Financial
National City Mortgage Co.
PHH Mortgage (Cendant)
Greenpoint Mortgage Funding
Fremont General Corp.
WMC Mortgage Corp.
$333.74
$310.89
$153.63
$132.92
$128.50
$121.91
$ 66.10
$ 64.00
$ 63.05
$ 45.40
$ 45.21
$ 43.36
$ 42.81
$ 41.13
$ 33.99
$ 31.74
$ 31.67
$ 27.12
$ 27.08
$ 24.14
17.4%
16.3%
8.0%
6.9%
6.7%
6.4%
3.5%
3.3%
3.3%
2.4%
2.4%
2.3%
2.2%
2.2%
1.8%
1.7%
1.7%
1.4%
1.4%
1.3%
Source: Inside Mortgage Finance, Nov. 3, 2006
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
Wells Fargo Home Mortgage
Countrywide Financial
Chase Home Finance
CitiMortgage Inc.
Washington Mutual
Bank of America Mtg. & Aff
GMAC-RFC
SunTrust Mortgage Inc.
IndyMac
PHH Mortgage
GMAC Residential Holding Corp.
American Home Mortgage Corp.
New Century Financial Corp.
National City Mortgage Co.
WMC Mortgage Corp.
First Horizon Home Loans
First Franklin Financial EMC
ABN AMRO Mortgage Group
Aurora Loan Services
Taylor, Bean, & Whitaker
$208.04
$156.00
$ 70.80
$ 51.61
$ 48.39
$ 37.70
$ 29.48
$ 26.69
$ 25.74
$ 22.47
$ 21.47
$ 20.68
$ 20.00
$ 16.22
$ 14.53
$ 14.44
$ 14.16
$ 13.50
$ 13.50
$ 12.75
17.9%
13.4%
6.1%
4.4%
4.2%
3.2%
2.5%
2.3%
2.2%
1.9%
1.8%
1.8%
1.7%
1.4%
1.3%
1.2%
1.2%
1.2%
1.2%
1.1%
Source: Inside Mortgage Finance, January 5, 2007
Rank Name 2006 Vol Mkt Share
Purchase Ranking: YTD 3rd Quarter 2006
National Market Share up 47% from 2005 Purchase Market Share up 15% from 2005 rd

HIGHEST CUSTOMER SATISFACTION
J.D.POWER
PRIMARY MORTGAGE SERVICER
SUNTRUST
MORTGAGE

Strategic Priority: Delivering Growth
17% of SunTrust
Homeowners with a
SunTrust Mortgage
35% of SunTrust
Homeowners with a
SunTrust Mortgage
(1)
Represents
Approximately $100
Billion in Mortgage
Loans
(1)
Today
SunTrust Mortgage’s Goal
Benefit
(1) Actual results could differ materially from those contained in or implied by such statements.  A list of important factors that could affect actual results are listed on slide 1.
(2) SunTrust Mortgage received the highest numerical score among mortgage lenders in the proprietary J.D. Power and Associates 2006 Primary Mortgage Origination Study. Study based on 4,115 total responses measuring 20 lenders and measures opinions of consumers who originated a new mortgage in the past nine months. Proprietary study results are based on experiences and perceptions of consumers surveyed in
September – November 2006. Your experiences may vary. Visit jdpower.com.
Focused on Leveraging Customer Relationships
2006 Primary Mortgage Origination Study
J.D. Power and Associates
Ranked highest in overall customer satisfaction by
(2)

Strategic Priority: Delivering Growth
Focused on Growing Debt Capital Markets
Initiatives
Revenue Growth
2005-2006
Invest in building out institutional distribution capabilities to support our product growth strategies
5%
Build out originations capacity and invest
in new talent
Loan Syndication
39%
Leverage presence in Financial Services and build
out capabilities
Public Debt
38%
Continued growth into new markets and invest in
capacity and capabilities
Structured Leasing
33%
Build core product capabilities across all asset
classes and increase penetration in
Corporate/Commercial client bases
Derivatives
154% Invest in talent, capacity and capabilities
Securitization/
Principal Investing

Strategic Priority: Delivering Growth
The growth opportunity for the client segments served by AMA, Sports &
Entertainment and the Medical & Legal specialty groups is significant
• The U.S. High Net Worth segments are growing rapidly at 15-20% annually
• The U.S. Ultra High Net Worth market is large.  Households control ~$15 trillion or nearly three fifths of total U.S. financial wealth
• Multi-Family Offices grew AUM at 15% during 2005 – 2006, AMA grew 25% during the same timeframe
• There are over 4,000 potential high net worth individuals within 5 major sports
(3)
that have been
identified
• PricewaterhouseCoopers forecasts global entertainment and media industry to grow at 6.3% per year for
2003 – 2008, reaching a value of $1.7 trillion by 2008
• Sports & Entertainment total performance grew at approximately 20% 2005 – 2006
(1) Source:  McKinsey High Net Worth Investor Survey and Family Wealth Alliance Third Annual report.
(2) Source:  IBISWorld Industry Reports, Oct. 2005 and First Research Industry Profiles, Oct. 2006.
(3) 4,000 high net worth individuals refers to athletes from only 5 major sports.  It does not include soccer, tennis, arena football, boxing, etc.  This number also does not include managers, agents, attorneys, media personalities or other key players in the industry.
• Professional services account for a large part of the U.S. economy, generating about $600 billion in annual revenue for 600,000 individual firms, with the largest segment being legal services
• The U.S. legal industry includes around 165,000 law offices that generate annual revenue of $180 billion
AMA
(1)
Medical & Legal
(2)
Sports and Entertainment

Strategic Priorities
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process

Strategic Priority: Increasing Efficiency and Productivity
Estimated Total Expense Reduction
Cumulative
Total
(1) Does not include one-time costs associated with implementation, including severance.
(2) Included in 2007 outlook for noninterest expense provided on October 17, 2006.
2007 2008 2009
Corporate Real Estate
Supplier Management
Offshoring/Outsourcing
Process Reengineering
Organizational Review
($ in millions)
75
115
45
55
110
400
(2)
(1)
TOTAL
$
$135 $250 $400
Cost Saves
Achieved by End
of Period
$

Strategic Priorities
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process

22 Financial Highlights

2005 4Q 2005
Income Statement Overview
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Provision for Income Taxes
Net Income Available to
Common Shareholders
Diluted Net Income Per
Average Common Share
Annualized Total Net Charge-
Offs to Total Average Loans
($ in millions, except per share data)
$1,185
76
883
2,068
1,234
203
$524
$1.46
0.29%
4Q 2006
% Change vs.
(2)%
58%
11%
3%
2%
(4)%
1%
2%
$4,748
223
3,468
8,217
4,880
884
$2,135
$5.88
0.15%
2%
26%
10%
5%
4%
1%
7%
7%
% Change vs.
Full Year
Full Year
2006
(1)
(1) Includes merger-related expenses of $6.5 million in 4Q 2005 and $98.6 million in 2005.
(1)

Balance Sheet Overview
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial
Consumer – Direct
Consumer – Indirect
Total Loans
Total Securities Available for Sale
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in billions)
$34.3
13.2
13.7
12.8
34.0
4.1
8.2
121.4
23.2
$160.1
$22.6
18.4
23.1
5.4
16.7
12.3
$98.6
4Q 2006 4Q 2005
15%
30%
5%
-
3%
(24)%
(8)%
7%
(7)%
4%
(9)%
8%
(11)%
(1)%
26%
36%
3%
% Change vs.

Capital Restructuring Plan Summary
Issuance
$500 Million Perpetual
Preferred Stock
$500 Million Preferred Purchase
Security
$1 Billion Share Repurchase
($871mm ASR + $126mm market)
$1 Billion Enhanced TRuP
Call $1 Billion Existing TRuPs
Timing Pricing
5.92%
3ML+0.53%
5.853%
(5yT+1.125%)
-
6.10%
(30yT+1.48%)
7.42%
$12 million loss
Sept. 5
Oct. 18
3Q/4Q
Nov. 29
Oct/Dec
Capital Ratios Before Plan After Plan
Tier 1
Tangible Equity to Tangible Assets
7.31%
5.81%
7.65%
6.05%
(1)
(1) At 6/30/2006.
(2)
(2) At 12/31/2006, estimated as of the earnings release date.

(1) Includes the Accelerated Share Repurchase program announced in October 2006.
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances.
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
Returning Capital to Common Equity Shareholders
SunTrust returned 74% of earnings on average to common shareholders during this period
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)

SunTrust Banks, Inc.
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
2007 Citigroup Financial Services Conference
January 30, 2007